Exhibit 99.2

DERMA SCIENCES, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On September 1, 2016, Derma Sciences, Inc. (the “Company”) completed the previously announced sale of substantially all of the assets of its First Aid Products division (“FAD”) to Dukal Corporation (“Dukal”) for approximately $9.7 million in cash plus a promissory note in the amount of $2.7 million (the “Sale”).

The Company will recognize a gain as a result of the Sale, which is currently estimated at approximately $3.8 million before income taxes. The estimated gain represents the excess of: i) the proceeds of the Sale over ii) the estimated carrying value of the assets of FAD sold to Dukal at September 1, 2016 and estimated transactions costs.

The Company will classify the historical financial results of FAD and the gain on the Sale as discontinued operations in its consolidated financial statements beginning in the third quarter of 2016.

The unaudited pro forma consolidated financial information of the Company presented below was derived from the Company’s historical consolidated financial statements and is presented to give effect to the Sale. The unaudited pro forma consolidated balance sheet assumes the Sale occurred on June 30, 2016. The unaudited pro forma consolidated statements of operations for the three most recently completed fiscal years and the six months ended June 30, 2016 reflect the presentation of FAD as a discontinued operation.

The unaudited pro forma consolidated financial statements are presented for illustrative and informational purposes only and are not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Sale been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments are based upon information available to management and assumptions that management believes are factually supportable and reasonable under the circumstances. The final gain will differ, and may differ materially, from the estimated net gain reported in the unaudited pro forma consolidated balance sheet as of June 30, 2016, as well as noted above. The determination of the final gain will be impacted by finalization of the estimated carrying amount of goodwill associated with FAD, as well as, changes in the carrying value of other FAD assets between June 30, 2016 and September 1, 2016. Additionally, the pro forma adjustments herein may differ from the final adjustments that will be reported as discontinued operations for FAD in the Company’s future filings.

The unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the Company’s 2015 Annual Report filed on Form 10-K and its Quarterly Report for the quarterly period ended June 30, 2016, filed on Form 10-Q.

DERMA SCIENCES, INC.

CONSOLIDATED BALANCE SHEET (UNAUDITED)

	As Reported	FAD net assets sold to Dukal (a)	Remaining net assets reclassified to discontinued operations (b)	Pro Forma Adjustments (c)	Pro Forma
ASSETS
Cash and cash equivalents	$18,998,616	$-	$-	$9,570,996	$28,569,612
Short term investments	25,000,000	-	-	-	25,000,000
Accounts receivable	9,332,223	-	(2,142,162)	-	7,190,061
Current portion of note receivable	-	-	-	601,361	601,361
Inventories	18,286,773	(3,583,826)	-	-	14,702,947
Prepaid expenses and other current assets	1,014,749	-	(61,306)	-	953,443
Assets of discontinued operations	-	-	2,252,016	-	2,252,016
Total current assets	72,632,361	(3,583,826)	48,548	10,172,357	79,269,440
Long-term equity investment	15,776,448	-	-	-	15,776,448
Note receivable, less current portion	-	-	-	2,098,639	2,098,639
Equipment and improvements, net	3,951,851	(67,217)	-	-	3,884,634
Identifiable intangible assets, net	8,382,866	(352,557)	-	-	8,030,309
Goodwill	13,457,693	(4,679,684)	-	-	8,778,009
Other assets	150,348	-	(48,548)	-	101,800
Total assets	$114,351,567	$(8,683,284)	$-	$12,270,996	$117,939,279
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$2,285,434	$-	$(119,903)	$-	$2,165,531
Accrued expenses and other current liabilities	4,951,112	-	(379,122)	-	4,571,990
Liabilities of discontinued operations	1,477,511	-	499,025	-	1,976,536
Total current liabilities	8,714,057	-	-	-	8,714,057
Long-term liabilities	684,441	(13,792)	-	-	670,649
Deferred tax liability	2,819,509	-	-	(958,470)	1,861,039
Total liabilities	12,218,007	(13,792)	-	(958,470)	11,245,745
Stockholders’ Equity
Convertible preferred stock	733	-	-	-	733
Common stock	259,638	-	-	-	259,638
Additional paid-in capital	236,303,495	-	-	-	236,303,495
Accumulated other comprehensive income	7,394,757	-	-	-	7,394,757
Accumulated deficit	(141,825,063)	-	-	4,559,974	(137,265,089)
Total stockholders' equity	102,133,560	-	-	4,559,974	106,693,534
Total liabilities and stockholders' equity	$114,351,567	$(13,792)	$-	$3,601,504	$117,939,279

(a)	– Represents the assets and liabilities related to FAD that were sold.
(b)	– Represents reclassification of remaining FAD assets and liabilities to a discontinued operation for financial reporting presentation purposes.
(c)	– Represents pro forma adjustments: Receipt of cash proceeds and note receivable from the sale of FAD, net of estimated transaction costs, as well as reflecting the estimated gain and tax impact of the transaction.

DERMA SCIENCES, INC.

CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

	Six months ended June 30, 2016
	As Reported	Reclassification of FAD (a)	Pro Forma

Net sales	$42,450,618	$(8,646,020)	$33,804,598
Costs of sales	26,483,249	(6,778,448)	19,704,801
Gross profit	15,967,369	(1,867,572)	14,099,797
Operating expenses
Selling, general and administrative	20,238,000	(1,175,908)	19,062,092
Total operating expenses	20,238,000	(1,175,908)	19,062,092
Operating loss	(4,270,631)	(691,664)	(4,962,295)
Other income, net	4,803,141	-	4,803,141
Income (loss) from continuing operations before income taxes	532,510	(691,664)	(159,154)
Income tax provision	307,727	(74,833)	232,894
Net income (loss) from continuing operations	$224,783	$(616,831)	$(392,048)
Net income (loss) from continuing operations per common share - basic	$0.01		$(0.02)
Net income (loss) from continuing operations per common share - diluted	$0.01		$(0.02)
Shares used in computing net income (loss) from continuing operations per common share basic	25,897,179		25,897,179
Shares used in computing net income (loss) from continuing operations per common share diluted	26,036,047		25,897,179

(a)	- Represents the reclassification of FAD from a continuing operation to a discontinued operation for financial reporting presentation purposes.

DERMA SCIENCES, INC

CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

	Year Ended December 31, 2015
	As Reported	Reclassification of FAD (a)	Pro Forma

Net sales	$84,474,284	$(16,699,877)	$67,774,407
Costs of sales	51,740,109	(12,523,101)	39,217,008
Gross profit	32,734,175	(4,176,776)	28,557,399
Operating expenses
Selling, general and administrative	51,430,091	(2,269,005)	49,161,086
Research and development	807,128	-	807,128
Restructuring and other charges	2,458,555	-	2,458,555
Total operating expenses	54,695,774	(2,269,005)	52,426,769
Operating loss	(21,961,599)	(1,907,771)	(23,869,370)
Other expense, net	(649,779)	-	(649,779)
Loss from continuing operations before income taxes	(22,611,378)	(1,907,771)	(24,519,149)
Income tax benefit	2,244,715	112,250	2,356,965
Net loss from continuing operations	$(20,366,663)	$(1,795,521)	$(22,162,184)
Net loss from continuing operations per common share – basic and diluted	$(0.79)		$(0.86)
Shares used in computing net loss from continuing operations per common share basic and diluted	25,734,474		25,734,474

(a)	- Represents the reclassification of FAD from a continuing operation to a discontinued operation for financial reporting presentation purposes.

DERMA SCIENCES, INC

CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

	Year Ended December 31, 2014
	As Reported	Reclassification of FAD (a)	Pro Forma

Net sales	$83,745,680	$(16,642,579)	$67,103,101
Costs of sales	53,635,745	(12,306,424)	41,329,321
Gross profit	30,109,935	(4,336,155)	25,773,780
Operating expenses
Selling, general and administrative	50,846,895	(2,105,146)	48,741,749
Research and development	440,246	-	440,246
Total operating expenses	51,287,141	(2,105,146)	49,181,995
Operating loss	(21,177,206)	(2,231,009)	(23,408,215)
Other income, net	181,543	-	181,543
Loss from continuing operations before income taxes	(20,995,663)	(2,231,009)	(23,226,672)
Income tax benefit	151,048	112,250	263,298
Net loss from continuing operations	$(20,844,615)	$(2,118,759)	$(22,963,374)
Net loss from continuing operations per common share – basic and diluted	$(0.85)		$(0.93)
Shares used in computing net loss from continuing operations per common share basic and diluted	24,584,071		24,584,071

(a)	- Represents the reclassification of FAD from a continuing operation to a discontinued operation for financial reporting presentation purposes.

DERMA SCIENCES, INC

CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

	Year Ended December 31, 2013
	As Reported	Reclassification of FAD (a)	Pro Forma

Net sales	$79,710,980	$(16,591,698)	$63,119,282
Costs of sales	50,320,506	(12,416,691)	37,903,815
Gross profit	29,390,474	(4,175,007)	25,215,467
Operating expenses
Selling, general and administrative	41,945,599	(2,040,474)	39,905,125
Total operating expenses	41,945,599	(2,040,474)	39,905,125
Operating loss	(12,555,125)	(2,134,533)	(14,689,658)
Other income, net	185,740	-	185,740
Loss from continuing operations before income taxes	(12,369,385)	(2,134,533)	(14,503,918)
Income tax provision	160,111	(112,250)	47,861
Net loss from continuing operations	$(12,529,496)	$(2,022,283)	$(14,551,779)
Net loss from continuing operations per common share – basic and diluted	$(0.73)		$(0.85)
Shares used in computing net loss from continuing operations per common share basic and diluted	17,056,632		17,056,632

(a)	- Represents the reclassification of FAD from a continuing operation to a discontinued operation for financial reporting presentation purposes.